                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                         February 3, 1998



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

   (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-5306
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)

Item 5. Other Events

     As detailed in the attached exhibits, US Airways Group, Inc.
(the "Company") has announced certain actions the Company is undertaking in an effort to increase shareholder value and released information related to the upcoming launch of a new low-cost product called "MetroJet."

Item 7.   Financial Statements and Exhibits

(c)  Exhibits

Designation                      Description
-----------                      -----------

    99.1 US Airways Group, Inc. (US Airways Group or the "Company") news release dated February 3, 1998 announcing that the Company's board of directors has authorized the repurchase of up to $500 million of the Company's outstanding common stock, the redemption of the last of the Company's outstanding preferred stock issuances and the retirement of certain debt obligations as part of a wide-ranging plan to enhance shareholder value.

    99.2 US Airways Group news release dated February 4, 1998 which included information related to the upcoming launch of a new low cost product called, "MetroJet." MetroJet will commence operations on June 1, 1998.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                             US Airways Group, Inc. (REGISTRANT)

Date: February 4, 1998    By: /s/ James A. Hultquist
                             ---------------------------------
                             James A. Hultquist
                             Controller (Chief Accounting Officer)


                             US Airways, Inc. (REGISTRANT)

Date: February 4, 1998    By: /s/ James A. Hultquist
                             ---------------------------------
                             James A. Hultquist
                             Controller (Chief Accounting Officer)

Exhibit 99.1

           US AIRWAYS TO REPURCHASE STOCK, RETIRE DEBT,
              REDEEM ALL OUTSTANDING PREFERRED STOCK

     ARLINGTON, Va., Feb. 3, 1998 -- US Airways Group, Inc. said today that its board of directors has authorized the repurchase of up to $500 million in stock, the redemption of the last of the company's outstanding preferred shares and the retirement of certain debt obligations as part of a wide-ranging plan to enhance shareholder value.

     "US Airways has made enormous strides in the past two years in its operational and financial performance. With approximately $2 billion in cash on hand, we now are in a position to take steps to underscore our focus on both shareholder value and improving our balance sheet," said US Airways Chairman Stephen M. Wolf.

      Included in the stock repurchase and debt rationalization program are:

* The repurchase from time to time in open market and privately negotiated transactions of up to $500 million of the company's common stock, which closed today on the New York Stock
Exchange at $62.125 per share.

* The previously announced repurchase of 2.3 million shares of common stock, to be effected from time to time in the open market or privately negotiated transactions. This earlier program was authorized in connection with the agreement with the Air Line Pilots Association to issue options on 2.3 million common shares in 1998 to its members. This repurchase program is in addition to the $500 million repurchase program announced today.

* The call for redemption of $358 million in Series H convertible preferred stock currently held by affiliates of Berkshire Hathaway Inc. The stock, which is


                            --more--

US Airways to Repurchase Stock
Page 2
Feb. 3, 1998

mandatorily redeemable on August 7, 1999, is convertible into
9.24 million shares of US Airways common stock at a conversion price of $38.74 per share. This step will save the company $33 million in preferred dividends on an annualized basis.

* Retirement of $379.2 million in debt obligations, including the $300 million 10% Senior Notes and $79.2 million secured debt. Annual interest expense associated with this debt is approximately $37 million. There will be a one-time extraordinary expense of $15 million associated with premiums paid for debt retirement.

* "When this process is completed, US Airways will have reduced its debt and preferred stock since May of 1997 by $1.35 billion and reduced its annual dividend and interest expense by approximately $115.9 million on an annualized basis, including the effect of earlier series of preferred stock retired during the past year," Wolf said.

     "Warren Buffett has been a respected shareholder for a number of years -- and we are pleased that he has received appropriate value for his patience," Wolf added.

     Taking into account the stock repurchase and debt rationalization program, US Airways estimates that by the end of 1998 it will have significantly more than $1 billion in cash, assuming a full $500 million share repurchase.

     Wolf and US Airways President Rakesh Gangwal are expected to outline these stock and debt measures to the Society of Airline
Analysts in New York on Wednesday morning, along with an overview of US Airways' prospects and plans for 1998.

     Among other items, they are expected to tell the analysts that capacity for 1998 is expected to be down by about 2.4 percent while unit costs are expected to increase about 2.0 percent as compared to 1997. They also are expected to project operating income, based on the company's current forecast for the full year 1998, higher than that for 1997.


                            --more--

US Airways to Repurchase Stock
Page 3
Feb. 3, 1998

     For the near term, they are expected to say that capacity for the first quarter will be down by 5 percent and that unit costs will be up about 3 percent to 3.5 percent, as compared to the same quarter of 1997.

     In outlining US Airways' fleet projections, they are expected to tell the analysts that the fleet at the end of 1998 will total 384, including six new Airbus aircraft and the retirement of 10 aircraft. At the end of 1999, the fleet is projected at 391 aircraft, including 20 more new Airbus aircraft and the retirement of 13 additional aircraft. In the year 2000, the fleet total is projected at 411, including 32 more new Airbus aircraft and the retirement of 12 additional aircraft.

     US Airways has an agreement with Airbus for 124 firm deliveries of A319, A320 and A321 aircraft. In addition, the company has options and orders to be reconfirmed, bringing the total order to up to 400 aircraft. US Airways also is expected to announce a decision on new widebody aircraft for its transatlantic service in the near future. Aircraft under consideration include the Airbus A330 and the Boeing 777.

     Certain of the information contained in this news release should be considered "forward-looking information," which is subject to a number of risks and uncertainties. The preparation of forward-looking information requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside the company's control. Among the specific factors that could cause actual results to differ materially from those set forth in the forward-looking information are the following: economic conditions, labor costs, aviation fuel costs, competitive pressures on pricing particularly from lower-cost competitors, weather conditions, government legislation, consumer perceptions of the company's product, demand for air transportation in the markets in which the company operates and risks listed from time to time in the company's reports to the U. S. Securities and Exchange Commission. Other factors and assumptions not identified above also were involved in the preparation of this forward-looking information, and the failure of such other factors and assumptions to be realized also may cause actual results to differ materially from those in this release. The company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

                              -30-
NUMBER:  3363








             (this space intentionally left blank)

Exhibit 99.2

           US AIRWAYS SETS JUNE 1 LAUNCH FOR METROJET,
       OUTLINES PLANS FOR STOCK REPURCHASE, DEBT REDUCTION

     NEW YORK, N.Y., Feb. 4, 1998 -- US Airways will launch its new low-cost competitive response -- MetroJet -- on June 1 with service between Baltimore and Cleveland; Providence, R.I.; Fort Lauderdale, Fla., and Manchester, N.H. Destinations and frequency of service are expected to increase monthly, Stephen M. Wolf, US Airways chairman and chief executive officer, and Rakesh Gangwal, US Airways president and chief operating officer, told the Society of Airline Analysts today.

     Wolf also outlined US Airways' plans to repurchase as much as $500 million in stock in addition to the 2.3 million share repurchase program announced earlier and plans to call for the redemption of the last of the company's outstanding preferred stock and to retire debt.

     "After two years of careful analysis and preparation, US Airways will move on a number of fronts during 1998 to rationalize its route structure, its financial structure, its fleet structure and its organizational structure," Wolf told the analysts. "This will be the most important year in the history of the company in strategic terms as we put in place a comprehensive, fundamental platform for growth and market position."

     "In a short time, customers will speak of `taking MetroJet' to Florida and other destinations just as easily as business travelers in the Northeast today speak of `taking the Shuttle' to New York or Washington or Boston. Similarly, Envoy Class soon will become the mark of excellence for transatlantic air travel," Wolf said.

     Wolf and Gangwal touched upon several topics in their remarks to the analysts:


                             --more--

US Airways To Launch MetroJet
Page 2
Feb. 4, 1998

MetroJet
--------

     US Airways' low-cost competitive response, to be named MetroJet, will begin operations on June 1 with five aircraft flying Baltimore-Cleveland, Baltimore-Providence, Baltimore-Fort Lauderdale and Baltimore-Manchester. MetroJet will use 737-200 aircraft and can expand to a total of 54 planes in the initial launch phase. Gangwal said the system could be operating about 20 aircraft by the end of 1998.

     "The employee team planning MetroJet has done an enormous amount of work in a short time and this work is vital to the future of US Airways. There is a large customer base for quality, convenient service at a more modest price and MetroJet will be an aggressive competitor in this market," Gangwal said.

     The fuselage of MetroJet aircraft will be painted red on top and grey on the bottom, with blue and white stripes. The blue tail will carry the familiar US Airways stylized version of the nation's flag.

     Gangwal said that further schedule and reservations details, pricing and service patterns will be announced shortly.

Stock Repurchase, Debt Reduction
--------------------------------

     The company said the repurchase of up to $500 million in US Airways' common stock would occur from time to time in open market or privately negotiated transactions. This stock repurchase program is in addition to the previously announced program to repurchase 2.3 million shares in connection with the recent agreement with the Air Line Pilots Association under which the union is to provide 2.3 million options to its members during 1998.

     In addition, the company said it plans to call for the redemption of $358 million in Series H preferred stock -- the last of US Airways' preferred shares outstanding -- and to retire $379.2 million in debt, including the $300 million 10% Senior Notes and $79.2 million in secured debt obligations. There will be a $15 million extraordinary expense associated with the premiums paid for debt retirement.


                            --more--

US Airways To Launch MetroJet
Page 3
Feb. 4, 1998

     It was noted that affiliates of Berkshire Hathaway Inc. have the option of converting their Series H preferred shares into
9.24 million shares of US Airways common stock.

     With the redemption of the Series H preferred, US Airways will have no preferred stock outstanding. Between the elimination of preferred stock and other debt reduction measures, the company will have reduced its debt and preferred stock by $1.35 billion since May of 1997, saving approximately $115.9 million on dividends and interest on an annualized basis.

Cost, Capacity Projections
--------------------------

     The analysts were told that capacity for 1998 is expected to be down by about 2.4 percent while unit costs are expected to increase about 2.0 percent as compared to 1997. The company also said that operating income, based on the current forecast for the full year 1998, is expected to be higher than that for 1997.

     For the near term, the company said that capacity for the first quarter will be down by 5 percent and that unit costs will be up about 3 percent to 3.5 percent, as compared to the comparable quarter of 1997.

Fleet Projections
-----------------

    In outlining US Airways' fleet projections, the company indicated that the fleet at the end of 1998 will total 384, including six new Airbus aircraft and the retirement of 10 aircraft. At the end of 1999, the fleet is projected at 391 aircraft, including 20 more new Airbus aircraft and the retirement of 13 additional aircraft. In the year 2000, the fleet total is projected at 411, including 32 more new Airbus aircraft and the retirement of 12 additional aircraft.

     US Airways has an agreement with Airbus for 124 firm deliveries of A319, A320 and A321 aircraft. In addition, the company has options and orders to be reconfirmed for a total order of up to 400 aircraft. US Airways also is expected to announce a decision on new widebody aircraft for its transatlantic service in the near future. Aircraft under consideration include the Airbus A330 and the Boeing 777.


                            --more--

US Airways To Launch MetroJet
Page 4
Feb. 4, 1998

     Certain of the information contained in this news release should be considered "forward-looking information" which is subject to a number of risks and uncertainties. The preparation of forward-looking information requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside the Company's control. Among the specific factors that could cause actual results to differ materially from those set forth in the forward-looking information are the following: economic conditions, labor costs, aviation fuel costs, competitive pressures on pricing particularly from lower-cost competitors, weather conditions, government legislation, consumer perceptions of the company's product, demand for air transportation in the markets in which the company operates and risks listed from time to time in the company's reports to the U. S. Securities and Exchange Commission. Other factors and assumptions not identified above also were involved in the preparation of this forward-looking information, and the failure of such other factors and assumptions to be realized also may cause actual results to differ materially from those in this release. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

                              --30--


NUMBER:  3369


                       METROJET FACT SHEET


NAME: MetroJet is a part of US Airways, designed to offer quality, convenient service at low fares between selected eastern
U.S. cities and with a special focus on Florida.

ROUTES: Initially, focusing on Baltimore with service to and from Cleveland (six daily departures), Providence, R.I. (five daily departures), Fort Lauderdale, Fla. (three daily departures), and Manchester, N.H. (three daily departures). New cities and frequencies will be added monthly.

AIRCRAFT: The Boeing 737-200, configured for 118 coach seats. There will be five MetroJet planes on June 1, with more planes being added as the system grows. The system could include about 20 planes by the end of 1998 and can grow to as many as 54 planes in its initial phase.

LIVERY: MetroJet aircraft will be painted with a red top and grey undercarriage separated by blue and white stripes. The blue tail will carry the familiar US Airways stylized version of the nation's flag. Interiors will be specially designed for MetroJet.

SERVICE: All coach with assigned seating on day of departure and snack service of beverage and nuts.

RESERVATIONS: Direct to MetroJet or through the US Airways reservations system, on-line computerized booking or through travel agents. MetroJet flights will be listed in all computerized reservations systems. Reservations details will be available shortly.

DIVIDEND MILES: There will be Dividend Miles benefits designed for MetroJet flights.

PHILOSOPHY: To compete aggressively in the growing market for lower-fare service that is spreading in the eastern United
States, and to do so with a quality, convenient service.

PLANNING: MetroJet was planned by a US Airways employee task force made up of representatives of the many departments and labor groups that are part of US Airways.